Exhibit 10.28

Execution Copy

FOURTH AMENDMENT TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS, LLC

a Delaware Limited Liability Company

     THIS FOURTH AMENDMENT is entered into as of January 1, 2003 (the “Third Amendment”), by and between RIGGS NATIONAL CORPORATION (the “Managing Member” and a “Member”), RCP INVESTMENTS, L.P. (a “Member”) and RCP VENTURE MANAGEMENT INC. (“Investment Advisor”) amending the Operating Agreement of RIGGS CAPITAL PARTNERS, LLC, a Delaware limited liability company (the “Company”), dated as of the 30th day of November, 1999 (the “Original Agreement”), as amended by that First Amendment dated as of December 1, 2000 to the Original Agreement (the “First Amendment”), and amended by that Second Amendment dated as of March 31, 2001 (the “Second Amendment”), as further amended by that Third Amendment dated as of November 1, 2002, and as joined by RCP Venture Management Inc. by Joinder to the Operating Agreement of Riggs Capital Partners II, LLC. The Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and Joinder are collectively referred to herein as the “Operating Agreement.”

WITNESSETH

     WHEREAS, the sole Members of the Company are Riggs National Corporation and RCP Investments, L.P.;

     WHEREAS, the Members and RCP Ventures Management Inc. wish to amend Section 5.9 of the Original Agreement to state that the compensation to be paid to the Investment Advisor will be equal to $577,500 per year or .5775% of $100,000,000;

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto do hereby amend the Original Agreement as follows:

     1.     Section 5.9 of the Original Agreement is hereby amended such that the Investment Adviser shall hereafter be entitled to a management fee equal to ..5775% of $100,000,000 or Five Hundred Seventy-Seven Thousand Five Hundred Dollars ($577,500) per anum.

     2.     Except as specifically provided herein, the Original Agreement and the First, Second and Third Amendments shall remain in full force and effect. This Fourth Amendment may be executed in any number of counterparts, all of which shall constitute a single instrument. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

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Execution Copy

FOURTH AMENDMENT TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS, LLC

     IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

Managing Member:	Member:

RIGGS NATIONAL CORPORATION	RCP INVESTMENTS, L.P.

By: /s/ Timothy C. Coughlin Timothy C. Coughlin, President	By: /s/ J. Carter Beese, Jr. J. Carter Beese, Jr., its General Partner

Investment Advisor:

RCP VENTURE MANAGEMENT INC.

By: /s/ J. Carter Beese, Jr. J. Carter Beese, Jr., Chairman and CEO

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